NASDAQ: FCFS FORT WORTH, TEXAS USA October 28, 2021 FirstCash & American First Finance Establishing FirstCash’s Entry into the Large and Growing Point-of-Sale Payments Market EXHIBIT 99.2

FIRSTCASH INVESTOR RELATIONS 2 Cautionary Statement Regarding Forward-looking Statements This presentation contains “forward-looking statements” (as defined in the Private Securities Litigation Reform Act of 1995) regarding, among other things, the acquisition by FirstCash of AFF and future events or the future financial performance of FirstCash and AFF. Words such as “anticipate,” “expect,” “project,” “intend,” “believe,” “will,” “estimates,” “may,” “could,” “should” and words and terms of similar substance used in connection with any discussion of future plans, actions or events identify forward- looking statements. The closing of the acquisition is subject to regulatory approvals and other customary closing conditions. There is no assurance that such conditions will be met or that the acquisition will be consummated within the expected time frame, or at all. Forward-looking statements relating to the acquisition include, but are not limited to: statements about the benefits of the acquisition, including anticipated growth of AFF’s business, certain synergies and future financial and operating results; potential financing for the acquisition; FirstCash’s plans, objectives, expectations, projections and intentions; the expected timing of completion of the acquisition; and other statements relating to the transaction that are not historical facts. Forward- looking statements are based on information currently available to FirstCash and involve estimates, expectations and projections. Investors are cautioned that all such forward-looking statements are subject to risks and uncertainties, and important factors could cause actual events or results to differ materially from those indicated by such forward-looking statements. With respect to the proposed acquisition, these risks, uncertainties and factors include, but are not limited to: the risk that FirstCash or AFF may be unable to obtain governmental and regulatory approvals required for the transaction, or that required governmental and regulatory approvals may delay the transaction or result in the imposition of conditions that could reduce the anticipated benefits from the acquisition or cause the parties to abandon the acquisition; the risk that FirstCash may not be able to finance the acquisition on favorable terms, if at all; the length of time necessary to consummate the acquisition, which may be longer than anticipated for various reasons; the risk that AFF will not be integrated successfully; the risk that the cost savings, synergies and growth from the acquisition may not be fully realized or may take longer to realize than expected; the diversion of management time on transaction-related issues; and the risk that costs associated with the integration of the businesses are higher than anticipated; risks related to Mr. Rippel’s and his Affiliates future ownership of approximately 16.6% of New Parent’s outstanding stock after closing and the impact of future sales of such stock by Rippel following the closing. Furthermore, if the acquisition is consummated, FirstCash will be subject to additional risks and uncertainties resulting from its ownership of AFF, including, but not limited to: inherent risks resulting from FirstCash’s entry into the line of businesses currently conducted by AFF; risks related to the extensive regulatory regimes that the AFF business is subject to and the heightened effect of future regulatory or legislative actions, including at the state level, on AFF and the effect of compliance with enforcement actions, orders or agreements issued by applicable regulators; risks related to AFF’s underwriting practices, loan loss provision and the fact that AFF could experience credit losses significantly higher than historic losses or its loan loss provision; increased competition from other entities offering “buy now, pay later” products, including larger financial institutions, retailers, internet- based lenders and other entities offering similar financial services as AFF; decrease in demand for AFF’s products and services due to changes in the general economic environment, or social or political conditions; the potential impact of the announcement or consummation of the acquisition on relationships with merchants, AFF’s bank partner, management team and other employees; risk related to the ongoing COVID-19 pandemic, including government responses thereto such as stimulus programs which could impact demand for AFF’s products; risks related to supply chain disruptions impacting the merchants with which AFF does business and the impact that such disruptions could have on the demand for AFF’s products; risks related to any current or future litigation proceedings; the ability to attract new customers and merchants and retain existing customers and merchants in the manner anticipated; risks related to AFF’s merchant concentration; the ability to hire and retain key personnel; reliance on existing information technology systems; ability to protect intellectual property rights; impact of security breaches, cyber-attacks or fraudulent activity on AFF’s operations and reputations; the risks associated with assumptions the parties make in connection with the parties’ critical accounting estimates and legal proceedings; and the potential of economic downturn or effects of tax assessments or tax positions taken, risks related to goodwill and other intangible asset impairment, tax adjustments, anticipated tax rates, or other regulatory compliance costs. Additional information concerning other risk factors is also contained in FirstCash’s most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other Securities and Exchange Commission (“SEC”) filings. Many of these risks, uncertainties and assumptions are beyond FirstCash’s ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the information currently available to the parties on the date they are made, and FirstCash does not undertakes any obligation to update publicly or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this communication. FirstCash does not give any assurance (1) that either FirstCash or AFF will achieve its expectations, or (2) concerning any result or the timing thereof. All subsequent written and oral forward-looking statements concerning FirstCash, AFF, the acquisition or other matters and attributable to FirstCash, AFF or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

# FirstCash's Journey

## 1988 – 2016

**Founded in 1988 and debuted on Nasdaq in 1992**

- Began in Texas
- Expanded scale and geographical footprint to better serve customers
- First U.S. pawn company to enter new high-growth LatAm markets

## 2016 – 2021

**Merger of First Cash and Cash America to create the largest operator of retail pawn stores in the U.S. and LatAm**

- Since merger, added 800 additional stores across four countries, including first stores in Colombia
- Focus on growing revenue by opening "de novo" retail pawn locations and acquiring existing stores

## TODAY

**Leading international pawn store operator with strong track record of growth performance**

- Operates over 2,800 brick and mortar retail stores across the U.S. and LatAm
- Established trusted brand with expertise serving cash and credit constrained consumers
- Successfully executed more than 70 acquisitions of over 1,800 pawn stores over the last 10 years

## LOOKING AHEAD

**Acquires AFF to enter large and growing point-of-sale ("POS") payments market**

- Diversifies expertise beyond pawn retail with new POS payment products
- Provides enhanced technology, data and e-commerce & mobile capabilities to accelerate omnichannel strategy
- Provides access to over 6,500 active merchant partner stores and e-commerce platforms
- Continued growth of core pawn business with expanded offerings

As of the Company's 10/20/21 press release

FirstCash
FIRSTCASH INVESTOR RELATIONS 3

# Transaction Overview

| | |
|---|---|
| **Valuation** | Enterprise value of approximately $1.17 billion at close, based on FirstCash's closing stock price on October 26, 2021<br>– Potential additional $300 million earnout pending 2022 and 1H 2023 performance targets |
| **Consideration & Financing** | Cash and stock consideration mix<br>– Approximately 8.05 million shares of common stock and $406 million in cash, subject to adjustment for AFF's net debt at closing<br>– Cash portion funded through combination of cash on hand and debt financing[1] |
| **Pro-Forma Ownership Structure** | • FirstCash shareholders to own approximately 83.4% of combined company; Doug Rippel to own approximately 16.6%<br>• AFF to operate as separate business unit led by Howard Hambleton and its existing management team<br>• Doug Rippel to join the parent company's Board of Directors |
| **Accretion** | • Expected to be approximately 15% accretive to adjusted EPS in 2022[2], with further accretion expected in 2023<br>• Expected to be approximately 30% accretive to EBITDA in 2022 |
| **Approvals & Closing** | • Transaction unanimously approved by FirstCash Board<br>• Subject to satisfaction of customary closing conditions and receipt of regulatory approvals, including antitrust approvals<br>• Anticipated to close in late 2021 or early first quarter of 2022 |

1. Associated tax basis step-up results in estimated $65 million of tax benefits assuming no earnout ($100 million assuming full earnout), recognized over 15 years
2. Adjusted EPS accretion excludes amortization of acquisition related intangible assets

FirstCash FIRSTCASH INVESTOR RELATIONS 4

FIRSTCASH INVESTOR RELATIONS 5 Compelling Benefits of the Transaction Facilitates FirstCash’s Entrance into Large and Growing Point-of-Sale Payments Market Expands Product Offerings Enhancing FirstCash’s Core Pawn Business Leverages Integrated Technology, Data, e- Commerce and Mobile Capabilities to Accelerate Omnichannel Strategy Provides Significant Revenue and Earnings Growth Opportunity Creates Opportunity for Immediate Adjusted EPS and Adjusted EBITDA Accretion Strong Cash Flow Generation to Support Balanced Capital Allocation Plans, Including Shareholder Returns

American First Finance™

# At a Glance

- Fourth largest provider of POS payment solutions to underserved retail customers in the U.S.
- Primary products:
  - Lease-to-own ("LTO")
  - Retail installment sales
  - Bank loans
- Omnichannel strategy utilizing sophisticated underwriting models, retail POS integration, e-commerce and mobile capabilities
- Strong merchant relationships, partnerships with 10 of top 50 furniture operators
- Headquartered in Dallas, Texas

**6.5K+**
Nationwide network of merchant partner stores & ecommerce platforms,

**50**
State coverage, including D.C. and Puerto Rico

**4**
Top 4 provider

**700+**
Total employees & representatives

**26**
Verticals served and growing, including furniture and mattress, appliances, jewelry, electronics and auto products and repair

**$1.9B**
Sales funded / originated with merchant partners since inception

**20%+**
ecommerce sourced originations expected by Q4 2021

**2013**
Year founded

**~$350M**
2020 revenue

**$600M+**
2021 expected revenue

**$800M+**
2022 expected revenue

**$120M - $140M**
2022 expected adjusted EBITDA

FirstCash

FIRSTCASH INVESTOR RELATIONS 6

FIRSTCASH INVESTOR RELATIONS 7 AFF’s Unique Technology, Data and e-Commerce Capabilities Shop now, pay as you go – a seamless customer experience Fully Integrated Cart Solutions or Plug-n-Play Integrated Plug-Ins • Shopping cart checkout plug ins • Apply online • Use online approval in- store • Direct to consumer • Strategic waterfall integrations • Cart cash (virtual Visa) • Prequal capability • Product display page

FIRSTCASH INVESTOR RELATIONS 8 Entering the Large and Growing Point-of-Sale Payments Market Tapping into a $600B* addressable market *Jefferies research estimate for Buy Now Pay Later addressable market; report dated May 26, 2021 Positioning FirstCash as a leader in highly complementary market focused on similar customers • Retail POS financing is one of the fastest growing portions of the financial services sector • FirstCash has a proven track record in retail-based operations focused on underserved consumers 80% of pawn store retail sales come from jewelry, electronics and tools

FIRSTCASH INVESTOR RELATIONS 9 Accelerating Digitization AFF’s integrated POS payments technology is easily incorporated into its merchant partners’ systems Compelling opportunities include those in furniture and mattresses, appliances, jewelry, electronics and automotive products and repair services Addition of enhanced technology, data, e-commerce and mobile capabilities positions FirstCash to capitalize on growth opportunities in existing and new product and service categories AFF currently supports national network of over 6,500 active merchant partner stores and e-commerce platforms Longer-term focus on integrating digital payment options in FirstCash stores Providing greater convenience to pawn customers and operational efficiencies Enhanced technology infrastructure and skillset to modernize FirstCash business and accelerate omnichannel strategy

FIRSTCASH INVESTOR RELATIONS 10 Expanded Product Offerings Enhance FirstCash’s Core Pawn Business Adding new POS payment options including LTO and retail financing to existing pawn retail payment options AFF LTO customers can return leased merchandise at FirstCash pawn locations Longer term, FirstCash expects to explore opportunities for potential LTO and retail finance products in LatAm Significantly diversifying FirstCash’s business and providing a new source of revenue growth

FIRSTCASH INVESTOR RELATIONS 11 Significant Revenue and Earnings Growth Opportunities Driving growth and shareholder value creation ~$350 >$600 >$800 2020 2021 Expected 2022 Expected AFF REVENUES ($M) AFF EBITDA EXPECTED $120M - $140M in 2022 ACCRETION ~15% to EPS in 20221, with further expected accretion in 2023 ~30% to EBITDA in 2022 PRO FORMA REVENUE 1. Adjusted EPS accretion excludes amortization of acquisition related intangible assets 65% 24% 5% 6% Pawn Revenue LTO Rental Fees Installment Interest Income Bank Interest Income

FIRSTCASH INVESTOR RELATIONS 12 Expect to continue generating significant free cash flow Focused on investing in core domestic and international pawn business, while accelerating AFF’s growth Committed to maintaining FirstCash’s strong and stable credit ratings Expect to return capital to shareholders, including through current dividend policy and opportunistically repurchasing shares under existing authorization Strong Free Cash Flow Supports Balanced Capital Allocation Plans

FIRSTCASH INVESTOR RELATIONS 13 Compelling Benefits of the Transaction Facilitates FirstCash’s Entrance into Large and Growing Point- of-Sale Payments Market Expands Product Offerings Enhancing FirstCash’s Core Pawn Business Leverages Integrated Technology, Data, e- Commerce and Mobile Capabilities to Accelerate Omnichannel Strategy Provides Significant Revenue and Earnings Growth Opportunity Creates Opportunity for Immediate Adjusted EPS and Adjusted EBITDA Accretion Strong Cash Flow Generation to Support Balanced Capital Allocation Plans, Including Shareholder Returns

Gar Jackson Global IR Group gar@globalirgroup.com 817 886 6998 Get in Touch With Us Investor Relations investorrelations@firstcash.com investors.firstcash.com 817 258 2650 FIRSTCASH INVESTOR RELATIONS 14